Exhibit 10.16.2

AMENDMENT NO. 2 TO Amended and restated CREDIT AGREEMENT

This Amendment No. 2 to Amended and Restated Credit Agreement, dated as of February 3, 2023 (this “Amendment”), is entered into by BENCHMARK ELECTRONICS, INC., a Texas corporation (the “Company”), the Guarantors (as defined in the Credit Agreement referenced below) party hereto, the Lenders (as defined below) party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swingline Lender and an L/C Issuer.

INTRODUCTION

Reference is made to the Amended and Restated Credit Agreement dated as of December 21, 2021 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among the Company, certain subsidiaries of the Company from time to time party thereto as “Designated Borrowers”, the lenders from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the Administrative Agent.

The Company has requested, and the undersigned Lenders (which Lenders constitute the Required Lenders) and the Administrative Agent have agreed, on the terms and conditions set forth herein, to make certain amendments to the Credit Agreement.

THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Company, the undersigned Lenders, and the Administrative Agent hereby agree as follows:

Section 1.
Definitions; References. Unless otherwise defined in this Amendment, each term used in this Amendment that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.
Section 2.
Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by replacing “$120,000,000” in the definition of “Permitted Receivables Sale Transaction” with “$200,000,000”.

(b) Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended to amend and restate the definition of “Receivables Sale Transaction” in its entirety to read as follows:

“Receivables Sale Transaction” means, with respect to Company and/or any of the Restricted Subsidiaries, any transaction or series of transactions of sales or factoring involving Receivables and Receivables Related Rights pursuant to which Company or any Restricted Subsidiary may sell, convey or otherwise transfer to any other Person any Receivables (whether now existing or arising in the future) and Receivables Related Rights of Company or any Restricted Subsidiary, including any such transaction pursuant to a customer’s supply chain finance program.

Section 3.
Representations and Warranties. The Company represents and warrants that (a) the execution, delivery, and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not violate the terms of any of such Person’s Organization Documents; (b) this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid, and binding obligations of each Loan Party, enforceable against such Loan Party in accordance with their terms, subject to Debtor Relief Laws and similar Laws affecting creditors’ rights generally or providing relief for debtors and subject to principles of equity; (c) the representations and warranties of the Company and each other Loan Party contained in each Loan Document are (i) with respect to representations and warranties that contain a materiality qualification, true and correct in all respects on and as of the Amendment Effective Date, and (ii) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects on and as of the Amendment Effective Date; (d) no Default or Event of Default exists under the Loan Documents; and (e) the Liens under the Collateral Documents are valid and subsisting and secure the Obligations.
Section 4.
Effect on Loan Documents. Except as amended herein, the Credit Agreement and all other Loan Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of any of the Administrative Agent’s or any Lender’s rights under the Loan Documents as amended, including the waiver of any default or event of default, however denominated. The Company acknowledges and agrees that this Amendment shall in no manner impair or affect the validity or enforceability of the Credit Agreement. This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment may be a default or event of default under the other Loan Documents.
Section 5.
Effectiveness. This Amendment shall become effective, and the Credit Agreement shall be amended as provided for herein, upon the date of satisfaction of the following conditions (the “Amendment Effective Date”):

(a) the Administrative Agent (or its counsel) shall have received counterparts hereof duly executed and delivered by a duly authorized officer of the Company, each Guarantor, and by the Lenders whose consent is required to effect the amendments contemplated hereby; and

(b) the Company shall have paid (i) all reasonable fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent); and (ii) all other costs, expenses, and fees which are payable pursuant to Section 10.04 of the Credit Agreement.

Section 6.
Reaffirmation of Guaranty and Liens. By its signature hereto, each Guarantor represents and warrants that such Guarantor has no defense to the enforcement of the Guaranty, and that according to its terms the Guaranty will continue in full force and effect to guarantee the Obligations and the other amounts described in the Guaranty following the execution of this Amendment. In addition, by its signature hereto, each of the Loan Parties (i) is party to certain Collateral Documents securing and supporting the Loan Parties’ obligations under the Loan Documents, (ii) represents and warrants that according to their terms the Collateral Documents will continue in full force and effect to secure the Loan Parties’ obligations under the Loan

Documents following the execution of this Amendment, and (iii) acknowledges, represents, and warrants that the liens and security interests created by the Collateral Documents are valid and subsisting and create an a perfected first priority security interest (subject only to applicable Permitted Liens), in the Collateral to secure the Loan Parties’ obligations under the Loan Documents.
Section 7.
Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 8.
Miscellaneous. The miscellaneous provisions set forth in Article X of the Credit Agreement apply to this Amendment. This Amendment may be signed in any number of counterparts, each of which shall be an original, and may be in the form of an Electronic Record and may be executed using Electronic Signatures in accordance with Section 10.17 of the Credit Agreement.
Section 9.
ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature Pages follow.]

EXECUTED as of the first date above written.

BENCHMARK ELECTRONICS, INC., a Texas corporation

By:

Name:_________________________________

Title:__________________________________

AVEX CONSTITUTION, INC., a Delaware corporation

AVEX LIBERTY, INC., a Delaware corporation

BENCHMARK ELECTRONICS HUNTSVILLE INC., an Alabama corporation

BENCHMARK ELECTRONICS MANUFACTURING SOLUTIONS, INC., a Delaware corporation

BENCHMARK ELECTRONICS MANUFACTURING SOLUTIONS (MOORPARK), INC., a California corporation

BENCHMARK ELECTRONICS PHOENIX, INC., a Delaware corporation

EFTC OPERATING CORP., a Delaware corporation

LARK ENGINEERING COMPANY, a California corporation

SCS HOLDINGS, INC., a Delaware corporation

SCS SECURE HOLDINGS LLC, a Delaware limited liability company

SECURE COMMUNICATION SYSTEMS, INC., a Delaware corporation

TACTICAL MICRO, INC., a Virginia corporation

Each By:_______________________________

Name:_________________________________

Title:__________________________________

[Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent

By:___________________________________

Name:_________________________________

Title:__________________________________

[Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as a Lender, an L/C Issuer and Swingline Lender

By:___________________________________

Name:_________________________________

Title:__________________________________

[Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

BANK OF THE WEST, as a Lender

By:___________________________________

Name:_________________________________

Title:__________________________________

[Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

TRUIST BANK, as a Lender

By:___________________________________

Name:_________________________________

Title:__________________________________

[Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

WELLS FARGO BANK, N.A., as a Lender

By:___________________________________

Name:_________________________________

Title:__________________________________

[Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:___________________________________

Name:_________________________________

Title:__________________________________

[Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

ING BANK N.V., DUBLIN BRANCH, as a Lender

By:__________________________________

Name:________________________________

Title:_________________________________

By:___________________________________

Name:_________________________________

Title:__________________________________

[Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]